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                                                                   Exhibit 10.65


                               FIRST AMENDMENT TO
                UNSECURED REVOLVING LINE OF CREDIT LOAN AGREEMENT

This First Amendment to Unsecured Revolving Line of Credit Loan Agreement ("Amendment") dated as of the 16th day of April, 2002 entered into between Andrx Corporation, a Delaware corporation ("Lender") and Cybear, Inc., a Delaware corporation ("Borrower"), amends that certain Unsecured Revolving Line of Credit Loan Agreement ("Agreement") made as of the 8th day of March, 2001 entered into between Lender and Borrower.

Words and phrases with initial capital case letters used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

         1. Section 2.1.7. is hereby deleted and replaced with the following:

                           "2.1.7. MINIMUM/MAXIMUM ADVANCE AMOUNT. No single Advance shall be for an amount greater than two million ($2,000,000) dollars."

Except as specifically modified by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

                                       LENDER:

                                       ANDRX CORPORATION, a Delaware corporation



                                       By: /s/ Angelo C. Malahias
                                           -------------------------------------
                                       Name:  Angelo C. Malahias
                                              ----------------------------------
                                       Title: Vice President & Chief Financial
                                              Officer
                                              ----------------------------------


                                       BORROWER:

                                       CYBEAR, INC., a Delaware corporation



                                       By: /s/ Eric Moskow
                                           -------------------------------------
                                       Name: Eric Moskow
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------